SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             The Internet Fund, Inc.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.
[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

           2)  Form, Schedule or Registration Statement No.:

           3)  Filing Party:

           4)  Date Filed:


819102.8

                             THE INTERNET FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           Margaret B. Doyle and Francis J. Alexander, or either of them, with power of substitution, are hereby appointed and authorized as proxies to represent, and to vote the shares of common stock (the "Shares") of The Internet Fund, Inc. (the "Fund") owned by the undersigned shareholder(s) at a Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. on May 19, 1999 at 344 Van Buren Street, North Babylon, New York 11704 and at any adjournment thereof. The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting. If no specification is made below, this proxy shall be voted in favor of each listed proposal (including each nominee for Director).

           The Board of Directors recommends voting for Proposals 1,2, 3 and 4.

1.         Election of Directors

           Nominees:  Francis J. Alexander; Ian Martin Dalziel; Dr. Marvin
                      Schiller and Dennis Tarzian.

For All Nominees ___ Withhold All Nominees ___ Withhold Those Listed Below _____

        Instruction: To withhold authority to vote for any individual nominee, please print his name below:

2. Approval of a new Investment Advisory Agreement between the Fund and Lepercq, de Neuflize & Co. Incorporated:

        For ____         Against _____      Abstain _____

3. Approval of a Rule 12b-1 Distribution and Service Plan; Shareholder Servicing Agreement between the Fund and Lepercq, de Neuflize & Co. Incorporated; and Distribution Agreement between the Fund and Lepercq, de Neuflize Securities Inc. to serve as distributor of the Fund's shares:

        For ____          Against ____      Abstain _____

4. Approval of the reorganization of the Fund from a New York corporation to a Maryland corporation:

        For ____          Against ____      Abstain _____


                           ---------------------------------
                                       Signature


                           ---------------------------------
                              Signature, if held jointly

                              Dated:              , 1999

           IMPORTANT! PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

819102.8

                             THE INTERNET FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON May 19, 1999


           NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of The Internet Fund, Inc. (the "Fund"), a registered investment company, will be held at 344 Van Buren Street, North Babylon, New York 11704 on May 19, 1999, at 9:00 a.m. for the following purposes:

           1) To elect a Board of Directors to serve until the next meeting of shareholders called for the purpose of electing Directors and/or until their successors are elected;

           2) To consider and approve a new Investment Advisory Agreement between Lepercq, de Neuflize & Co. Incorporated and the Fund;

           3) To consider and approve a Rule 12b-1 Distribution and Service Plan; Shareholder Servicing Agreement between the Fund and Lepercq, de Neuflize & Co. Incorporated; and Distribution Agreement between the Fund and Lepercq, de Neuflize Securities Inc. as distributor of the Fund's shares; and

           4) To consider and approve the reorganization of the Fund from a New York corporation to a Maryland corporation.

           At such meeting, only holders of common stock of record at the close of business on April 1, 1999 will be entitled to vote.

           You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience.

    YOUR PARTICIPATION, IN PERSON OR BY PROXY, IS IMPORTANT. BUSINESS MAY BE TRANSACTED ONLY IF A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE PRESENT
                             IN PERSON OR BY PROXY.

                          By Order of the Board of Directors


                          /s/Francis J. Alexander
                          -------------------------------
                          Francis J. Alexander, Secretary

                          __________ __, 1999

819102.8

                                  PRELIMINARY

                                 PROXY STATEMENT

                 Solicitation, Revocation and Voting of Proxies

           The enclosed proxy is solicited by and on behalf of the Board of Directors of The Internet Fund, Inc. (the "Fund"), for use at the Special Meeting of shareholders (the "Special Meeting"), or any adjournment thereof, to be held on May 19, 1999, at 9:00 a.m., at 344 Van Buren Street, North Babylon, New York 11704. The Fund's investment adviser is Kinetics Asset Management, Inc., located at 344 Van Buren Street, North Babylon, New York 11704. The Fund currently acts as its own principal underwriter. The Fund's administrator is Firstar Mutual Funds Services, LLC, located at 625 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund will furnish a copy of its annual report to a shareholder without charge and within one day of the receipt of such request. To request such a copy, a shareholder may write to: The Internet Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free 888-386-3999. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 19, 1999, to shareholders of record at the opening of business on April 1, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding _______ shares of common stock. The Fund issues only common stock. Shareholders will be entitled to one vote for each full share, and a partial vote for each partial share, of the Fund that they own on the Record Date on each matter.

           A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum. The presence of a quorum is necessary for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted in determining whether matters to be voted upon at the meeting have been approved.

           The election of the nominees for Director requires the affirmative vote of a majority of shares present at the meeting either in person or by proxy. The proposed agreement for investment advisory services between the Fund and Lepercq, de Neuflize & Co. Incorporated ("Lepercq"), the Rule 12b-1 Distribution and Service Plan, the Distribution Agreement between the Fund and Lepercq, de Neuflize Securities Inc. (the "Distributor") and the Shareholder Servicing Agreement between the Fund and Lepercq require approval by a "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, such approval means the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) 67% or more of the shares present or represented in person or by proxy at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy. Approval of the reorganization of the Fund from a New York corporation into a Maryland corporation requires the affirmative vote of two-thirds of all outstanding shares entitled to vote.

           All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting. The cost of soliciting proxies, which is estimated at $_______ is being paid by Kinetics Asset Management, Inc. In addition to the solicitation by mail, officers of the Fund may ask shareholders in personal conversations or by telephone or telecopy to return proxies.

819102.8
                                        1

                               Ownership Of Shares

           Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

           Shareholders known by the Fund to own more than 5% of the outstanding shares of the Fund on March 29, 1999, and the percentage of the outstanding shares owned on that date are listed below.



           Name of Shareholder and        Amount of Shares       Percentage of
                   Address                     Owned          Outstanding Shares
--------------------------------------------------------------------------------


National Financial Services                  5,179,654               55.3%
Corp. (1)
200 Liberty Street
New York, NY  10281

National Investors Service                   1,615,218               17.2%
Corp. (1)
55 Water Street
New York, New York  10041


(1) Indicates owner of record; the record owner is a registered broker-dealer and holds the shares listed for the benefit of certain of its customers, each of which beneficially owns a portion of such shares.


                 PROPOSAL 1 - NOMINEES FOR ELECTION AS DIRECTORS

           Our Directors are to be elected to serve on the Board of Directors of the Fund (the "Board") until the next Annual Meeting of Shareholders and/or until their successors have been elected and qualify for office. The nominees are: Francis J. Alexander, Ian Martin Aalziel, Dr. Marvin Schiller and Dennis Tarzian. The members of the Board of Directors during the fiscal year ended December 31, 1998, and the nominees for Director are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the past five years, and ownership of shares of the Fund.

819102.8
                                        2



                     Current Board of Directors of the Fund

                                                                                     Number of Shares
                                                                                     Beneficially Owned &
Name (Age)                       Principal Occupation And Other Business             Percent of Class as of
And Address                       Experience During The Past Five Years              April 1, 1999
-----------                       -------------------------------------              -------------

Margaret B. Doyle*              The Internet Fund, Inc., (President); and            573 and less than 1%
(Age) 70                        North Babylon UFSD, (Retired Superintendent).
48 Game Cocklane
Babylon, NY  11702

Francis J. Alexander (1)*       Lepercq, de Neuflize & Co. Incorporated, (1998-      226 and less than 1%
(Age) 52                        Present), (1997-Present);
270 Greenwich Ave.              The Internet Fund, Inc., (Vice President and
Greenwich, CT 06830             Portfolio Manager); and
                                Alexander Capital Management, Inc., (Portfolio
                                Manager).

Murray Stahl                    Horizon Asset Management, (President).               0 and 0%
(Age) 47
342 Madison Avenue
New York, NY  10017

Kathleen Campbell*              Counselor-at-Law.                                    0 and 0%
(Age) 35
68 East Hartsdale Road
Hartsdale, NY  10530

Douglas Cohen                   Certified Public Accountant.                         0 and 0%
(Age)
86 Samuel Street
Ronkonkoma, NY  11779

                                 Nominees to Board of Directors of the Fund
Francis J. Alexander* (1)       Lepercq, de Neuflize & Co. Incorporated, (1998-      226 and less than 1%
(Age)                           Present), (1997-Present);
270 Greenwich Ave.              The Internet Fund, Inc., (Vice President and
Greenwich, CT 06830             Portfolio Manager); and
                                Alexander Capital Management, Inc., (Portfolio
                                Manager).


819102.8
                                        3




                                                                                     Number of Shares
                                                                                     Beneficially Owned &
Name (Age)                       Principal Occupation And Other Business             Percent of Class as of
And Address                       Experience During The Past Five Years              April 1, 1999
-----------                       -------------------------------------              -------------

Ian Martin Dalziel              Precision Systems Inc., Telco services company,      0 and 0%
(51)                            (Director), (1996-Present);
45 route des Eaux-Belles        Continental Assets Trust PLC, Investment Trust,
1243 - Presinge                 (Chairman), (1989-Present);
Geneva (Switzerland)            C.S.I. Inc., Digital imaging company, (Chairman),
                                (1992-Present);
                                Lepercq-Amcur Fund NV, Investment Fund,
                                (Director), (1989-Present);
                                Adam & Company Group PLC, (Banker), (1983-92);
                                Member of the European Parliament, (1979-84);
                                London Borough Councillor, (1976-79);
                                Manufacturers Hanover Limited, (Banker), (1972-83);
                                and
                                Mullens & Co., (Stockbrokers), (1970-72).

Dr. Marvin Schiller             Salant Corporation, (Director);                       0 and 0%
(64)                            Tutor time Learning Systems, Inc., (Director);
17319 St. James Court           Reprise Capital Corp., (Director);
Boca Raton, Florida  33496      A.T. Kearney, Inc., (Managing Director).

Dennis Tarzian                  New Century Education Corp., (President and Chief     0 and 0%
(47)                            Executive Officer);
575 Highland Avenue             National Registered Agents, Inc., (Director); and
Ridgewood, NJ 07450             Paramount Communications Business, Technical and
                                Professional Group, (Vice President and Chief
                                Operating Officer).



                All current Directors and officers of the Fund as a group owned 800 shares of the Fund, which constituted less than 1% of its outstanding shares as of April 1, 1999.

Notes:

*  An asterisk denotes "interested persons" of the Fund as defined in the 1940
   Act (the "Interested Directors").   The present officers of the Fund are
   Margaret B. Doyle, President and Treasurer and Francis J. Alexander, Vice President and Secretary.


(1)Serves on current Board and is nominee.


819102.8
                                        4

                              Director Compensation

           The members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") are paid $________ annually and a fee of $___ for each Board meeting attended and are reimbursed for any travel or other expenses of attendance. The officers of the Fund are not paid compensation by the Fund for their work as officers, and no fees are paid to Interested Directors for the performance of their duties.

           The Board held three meetings in the Fund's fiscal year ended December 31, 1998 (the "1998 fiscal year") and all Directors except _________ were present at each meeting. Currently, the Board has no committees. Upon election of the new Board, the Fund intends to form both an audit and nominating committee upon which all directors who are not "interested persons" (as such term is defined in the 1940 Act) will serve. The Audit Committee will recommend the selection of independent public accountants for the Fund, review the scope of the audit, evaluate the independent accountants' work and opinions and report its findings to the Board. The Nominating Committee will recommend to the Board nominees for election as directors to fill vacancies which are to be filled by persons who are not "interested persons" of the Fund (as such term is defined in the 1940 Act). The current Board of the Fund intends to resign their seats on the Board upon the election of the new Board members by the Fund's shareholders.

           For the fiscal year ended December 31, 1998 the Directors listed below received the following compensation:


Name, Position with    Aggregate Compensation   Total Compensation Paid From
       Fund                 From Fund                  Fund Complex*
-------------------    ----------------------   --------------------------------

Murray Stahl,                  $297                        $297
Director

Kathleen Campbell,             $297                        $297
Director

Douglas Cohen,                 $297                        $297
Director

--------------
* The Fund is the only fund in the fund complex.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTORS.

           PROPOSAL 2 - TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                                  FOR THE FUND

                                Proposal Overview

           Shareholders of the Fund are being asked to approve a new investment advisory agreement (the "Proposed Agreement") between the Fund and Lepercq. The Proposed Agreement does not provide for any change in the amount of the investment advisory fees to be paid to Lepercq from the amount now being paid to Kinetics Asset Management, Inc. ("Kinetics"), the current investment adviser to the Fund. The Proposed Agreement is being submitted for shareholder approval due to the fact that Lepercq has entered into an asset purchase agreement with Kinetics which provides that Lepercq will purchase substantially all the assets of Kinetics (the "Purchase"). If the Purchase is consummated, the

819102.8
                                        5
investment advisory agreement between Kinetics and the Fund will terminate by operation of law. The Proposed Agreement will then simultaneously be entered into between Lepercq and the Fund. The Proposed Agreement will be substantially similar in all material terms to the current investment advisory agreement with the Fund except for: (i) the identity of the adviser, (ii) the dates of execution and termination, and (iii) pursuant to the provisions of the proposed Rule 12b-1 Distribution and Service Plan, a modification to allow Lepercq to use a portion of the investment advisory fees it receives for shareholder servicing and distribution assistance with respect to the Fund's shares. The provision which allows Lepercq to use a portion of investment advisory fees for shareholder servicing and distribution assistance with respect to the Fund's shares will not increase the amount of fees or expenses payable by the Fund pursuant to the Proposed Agreement.

                                  The Purchase

           On March 12, 1999, Kinetics and Lepercq entered into an asset purchase agreement whereby Lepercq will purchase substantially all of the assets of Kinetics for cash. Ryan Jacob and Francis J. Alexander, who have served as portfolio managers of the Fund since its inception, will continue in such capacity after the Purchase as officers of Lepercq.

           In addition, consummation of the Purchase is subject to satisfaction of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Purchase will in fact be consummated. In addition, because it is impossible to predict with certainty when other conditions to the Acquisition will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Acquisition will occur.

           Under the purchase agreement, Kinetics and Lepercq agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as Kinetics and Lepercq), and affiliated persons of such investment advisers, may only receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, an investment adviser which results in an assignment of an investment advisory contract with an investment company, if

                     (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                     (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined by the 1940 Act to include any arrangement, during the two-year period after the sale, whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company; or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services.

           Satisfaction of condition (1) will be met with the election of the nominees for directors herein; of the four nominees, only one is an "interested" person as defined in the 1940 Act. As to the satisfaction of condition (2) above, neither Kinetics nor Lepercq are aware of any express or implied

819102.8
                                        6
term, condition, arrangement or understanding which would impose an "unfair burden" on the Fund as a result of the Purchase.

                          Information about the Adviser

           Kinetics currently serves as the investment adviser to the Fund. Kinetics is a New York corporation and its offices are located at 344 Van Buren Street, North Babylon, New York 11704. The officers of Kinetics are Margaret B. Doyle, who is the president and treasurer, and Francis J.
Alexander, who is vice president and secretary.


Names and addresses of Directors who own 10% or more of Kinetics



                             Principal Occupation and Other
                             Business Experience During          Percentage Ownership of
Name and Address             the Past 5 Years                    Kinetics
----------------             ------------------------------      --------
Karen Doyle                                                           25%
54 1/2Fremont Road
Sleepy Hollow, NY  10951

Leonid Polyakov                                                       25%
5 Club Court
Pleasantville, NY  10570

Margaret Doyle                                                        15%
48 Gamecock Lane
Bablyon, NY  11702

Frank Costa                                                           15%
344 Van Buren Street
North Babylon, NY  11704



           Kinetics serves as investment adviser to the Fund pursuant to an investment advisory contract dated April 5, 1996 (the "Agreement"). Under the terms of the investment advisory contract, Kinetics provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and other investments, and the management of the Fund's resources.

           As compensation for the services Kinetics provides under the Agreement, the Fund is obligated to pay Kinetics monthly compensation at the annual rate of 1.25% of the average daily net assets of the Fund. For the Fund's fiscal year ended December 31, 1998, Kinetics received advisory fees from the Fund totaling $26,884. The Agreement was last submitted for shareholder approval at the Annual Meeting of Shareholders held on April 5, 1996. At that time, the Agreement was approved. The Fund does not place any of its portfolio transactions through brokers affiliated with Kinetics or the Fund.

             Board Consideration and Approval of Proposed Agreement

           The Board, including the Independent Directors, unanimously approved the Proposed Agreement at a meeting held on March 31, 1999. The Directors unanimously recommend that shareholders approve the Proposed Agreement between Lepercq and the Fund, to be effective upon the

819102.8
                                        7
consummation of the Purchase. The Proposed Agreement will be substantially identical in all material respects to the investment advisory agreement in effect immediately before the Purchase, except that (i) the Proposed Agreement will be dated the date of the Purchase and will be in effect initially for a period of two years and thereafter from year to year provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act; (ii) the investment advisor to the Fund will be changed from Kinetics to Lepercq; and (iii) pursuant to the provisions of the proposed Rule 12b-1 Distribution and Service Plan, a modification has been made to allow Lepercq to use a portion of the investment advisory fees it receives for shareholder servicing and distribution assistance with respect to the Fund's shares.

           In approving the Proposed Agreement and recommending that Shareholders approve the Proposed Agreement, the Directors considered the business background of Lepercq. The Directors noted that Lepercq has extensive experience in the management of investment companies and would be able to assure that the Fund remain compliant with various laws and afford its shareholders a high quality of service. The Directors also noted that the current portfolio managers of the Fund would not change, thereby offering Fund shareholders continuity of management.

           If the shareholders of the Fund do not approve this Proposal, the Purchase will not be consummated, or if the Purchase is not consummated for any other reason, then the existing investment advisory agreement relating to the Fund will continue in effect and Kinetics will continue to manage the Fund.

           A copy of the Proposed Agreement is attached as Exhibit A.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED
               AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL
                           OF THE PROPOSED AGREEMENT.

      PROPOSAL 3 - TO APPROVE THE RULE 12B-1 DISTRIBUTION AND SERVICE PLAN;
          SHAREHOLDER SERVICING AGREEMENT BETWEEN THE FUND AND LEPERCQ,
           DE NEUFLIZE & CO. INCORPORATED; AND DISTRIBUTION AGREEMENT
          BETWEEN THE FUND AND LEPERCQ, DE NEUFLIZE SECURITIES INC. AS
                        DISTRIBUTOR OF THE FUND'S SHARES.

           Pursuant to this proposal, shareholders of the Fund are being asked to approve a Rule 12b-1 Distribution and Service Plan (the "Rule 12b-1 Plan"); a Shareholder Servicing Agreement between Lepercq and the Fund; and a Distribution Agreement between the Fund and Lepercq, de Neuflize Securities Inc. (the "Distributor") as the distributor of the Fund's shares. If approved, pursuant to the proposed Rule 12b-1 Plan (see Exhibit B), the Fund and Lepercq will enter into a Shareholder Servicing Agreement (see Exhibit C) in a form satisfactory to the Fund's Board of Directors. The proposed Shareholder Servicing Agreement provides that Lepercq will receive from the Fund a service fee (the "Service Fee") to compensate Lepercq for providing shareholder services and to permit Lepercq to compensate others for providing such shareholder services with respect to the Fund's shares. The Service Fee will be paid at the annual rate of one quarter of one percent (0.25%) of the Fund's average daily net assets. The Service Fee will be accrued by the Fund daily and will be payable on the last day of each calendar month for services performed during that month or on such other schedule as Lepercq may request of the Fund in writing. Lepercq may waive its right to any fee to which it is entitled, provided such waiver is delivered to the Fund in writing.


819102.8
                                        8

           Also pursuant to the proposed Rule 12b-1 Plan, the Fund and Distributor will enter into a Distribution Agreement (see Exhibit D), in a form satisfactory to the Fund's Board of Directors, under which the Distributor will act as distributor of the Fund's shares. Pursuant to the Distribution Agreement, the Distributor, as agent of the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders for the purchase of the shares will not be binding on the Fund until accepted by the Fund as principal.

           The proposed Distribution Agreement provides that the Distributor will receive from the Fund an asset based sales charge (the "Asset Based Sales Charge") to compensate the Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of the Fund's shares. The Asset Based Sales Charge will be equal to .10% per annum of the Fund's average daily net assets and will be accrued by the Fund daily, and will be payable on the last day of each calendar month for services performed during that month or on any such other schedule as the Distributor may request of the Fund in writing. The Distributor may waive its right to any fee to which it is entitled, provided such waiver is delivered to the Fund in writing.

           The Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and (ii) the cost of preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts. Payments made by the Distributor to shareholder servicing agents for performing shareholder servicing and related administrative functions or for the purpose of distributing the shares are subject to compliance by them with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into between the Distributor and the shareholder servicing agent. Pursuant to the Rule 12b-1 Plan, the Fund and the Distributor will prepare and furnish to the Fund's Board of Directors, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor, identifying the distribution activities for which such expenditures were made.


            The Rule 12b-1 Plan may be terminated without penalty at any time by: (i) a vote of the majority of the entire Board of Directors of the Fund,
(ii) by a vote of a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreement related to the Rule 12b-1 Plan, or (iii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

           The proposed Rule 12b-1 Plan will support the Distributor's effort to increase the Fund's net assets. Adoption of a Shareholder Servicing Agreement will allow Lepercq to be compensated for shareholder servicing. In addition, the servicing fee will permit Lepercq to compensate other financial institutions whose clients invest in the Fund for providing such services for their clients. With respect to the adoption of the Distribution Agreement and an asset based sales charge, the charge will permit the Distributor to further market and advertise investment in the Fund's shares. The Fund's investment advisor and distributor believe that such fees, pursuant to the adoption of the Rule 12b-1 Plan, will foster the Fund's growth. Further, they believe that an increase in the size of the Fund will be beneficial to current shareholders by decreasing the impact on the Fund's overall expense ratio of its other fixed expenses. For these reasons the Fund's Board of Directors has determined that the adoption of the Rule 12b-1 plan is in the best interest of the Fund and its shareholders.

819102.8
                                        9

     Fees and Expenses Associated with the Approval of the Rule 12b-1 Plan,
          Distribution Agreement, and Shareholder Servicing Agreement

           The following tables are designed to facilitate an investor's understanding of the impact on the total operating expenses of the Fund by the approval and subsequent adoption by the Board of the proposed Rule 12b-1 Plan, Distribution Agreement, and Shareholder Servicing Agreement.

FEE TABLE

           This table describes the fees and expenses that you may pay if you currently buy and hold shares in the Fund.

Management Fees                                      1.25%
Distribution and Service (12b-1) Fees                0.00%
Other Expenses                                        .50%
                                                     -----
Total Fund Operating Expenses                        1.75%

Example
           This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 year         3 years             5 years              10 years

        $____           $____                $____                 $____

FEE TABLE

           This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund after approval and subsequent adoption by the Board of the proposed Rule 12b-1 Plan; Distribution Agreement and Shareholder Servicing Agreement.

Management Fees                                                 1.25%
Distribution and Service (12b-1) Fees                            .35%
Other Expenses                                                  ____%
Total Fund Operating Expenses                                   ____%

Example

           This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

819102.8
                                       10
investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 year              3 years             5 years              10 years

        $____           $____                $____                 $____


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE RULE 12B-1 DISTRIBUTION AND SERVICE PLAN;
          SHAREHOLDER SERVICING AGREEMENT BETWEEN THE FUND AND LEPERCQ,
         DE NEUFLIZE & CO. INCORPORATED; AND THE DISTRIBUTION AGREEMENT
          BETWEEN THE FUND AND LEPERCQ, DE NEUFLIZE SECURITIES INC. AS
                        DISTRIBUTOR OF THE FUND'S SHARES.

         PROPOSAL 4 - APPROVAL OF THE REORGANIZATION OF THE FUND FROM A
                NEW YORK CORPORATION INTO A MARYLAND CORPORATION

         The Board has approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy statement as Exhibit E. The Plan provides for a reorganization (a "Reorganization") pursuant to which the Fund will change its state and form of organization from a New York corporation into a Maryland corporation. The proposed Reorganization will have no impact on the portfolio management or operation of the Fund.

           Under the Reorganization, the Fund will be reorganized as a Maryland corporation that will carry on the business of the Fund. The Fund in its New York corporate form may be referred to in this Proposal as the "Current Fund" and its outstanding shares as "Current Shares." The newly created Maryland corporation is referred to in this Proposal as the "New Fund." The shares of the New Fund are referred to in this Proposal as the "New Shares."

           Under the Reorganization, the investment objectives of the New Fund will be the same as those of the Current Fund, the portfolio securities of the Current Fund will be transferred to the New Fund, and shareholders will own interests in the New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The directors, officers and employees of the Current Fund on the effective date of the Reorganization will become the directors, officers and employees of the corresponding New Fund, respectively, and will operate the New Fund in the same manner as they previously operated the Current Fund. In essence, a shareholder's investment in the Current Fund will not change for all practical purposes.

                 Background and Reasons for the Reorganizations

           The Current Board unanimously recommends conversion of the Current Fund into a Maryland corporation because it has determined that the Maryland corporate form of organization provides certain administrative advantages to the Fund. Specifically, Maryland corporate law contains provisions specifically designed for mutual funds, that take into account their unique structure and operations, and allows funds to simplify their operations by reducing administrative burdens to generally operate more efficiently. For example, unlike a New York corporation, funds organized as Maryland corporations are not required to hold annual shareholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or bylaws, and such funds may create new classes or series of stock without having to obtain the approval of shareholders at a meeting.

819102.8
                                       11

Another advantage that is afforded to a mutual fund organized as a Maryland corporation is that there is a well established body of corporate precedent which may be relevant in deciding issues pertaining to the Fund.

           For these reasons, the Board believes it is in the interest of the shareholders of the Current Fund to reorganize the Current Fund into a Maryland corporation. However, the Board reserves the right to abandon the Reorganization if it determines that such action is in the best interest of the Current Fund.

                Consequences and Procedures of the Reorganization

           Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions  that  are in  effect  for  the  Current  Fund  at the  time of the consummation of the Reorganization (see the discussion under "Investment Policies and Restrictions" below). The net asset value of the shares of the Fund will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), the New Fund will have only one share of the New Shares outstanding. The Current Fund will be the sole holder of the share of such stock. The Plan contemplates that the directors serving at the time of the Reorganization will serve as directors of the New Fund, with comparable responsibilities, if the shareholders give their requisite approval at the meeting. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund, or the holders of shares of the Current Fund.

           To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of its assets, subject to its related liabilities, to the New Fund. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the New Shares that such shareholder previously held of the Current Shares on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Fund that he or she owned. On the date of the Reorganization, the net asset value per share of each Current Share will be the same as the net asset value per share of the New Share. The New Fund will assume all liabilities and obligations of the Current Fund. As soon as practicable after the effective date of the Reorganization, the Current Fund will be merged with and into the New Fund.

           On the effective date of the Reorganization, each certificate representing Current Shares will represent an identical number of New Shares. Shareholders will have the right to exchange their certificates of the Current Fund for certificates of the New Fund. A shareholder, however, is not required to make this exchange of certificates.

           The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the satisfaction of all conditions precedent to the Reorganization, as set forth in the Plan, and the final adjournment of the meeting of shareholders of the Current Fund at which the Plan will be considered or (ii) such later date as the Current Fund and Lepercq may mutually agree. The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board. If the Reorganization is not so approved or if the members of the Board determine to terminate or abandon the Reorganization, the Current Fund will continue to operate as a New York corporation.


819102.8
                                       12

                          Capitalization and Structure

         The Current Fund was organized as a New York corporation pursuant to a certificate of incorporation dated March 12, 1996. It has 50,000,000 shares authorized, par value $.001. An increase from 10,000,000 to 50,000,000 authorized shares was approved at a special meeting of shareholders on March 29, 1999. The New Fund was incorporated under the Maryland General Corporation Law (the "Maryland Code") on ____________, 1999. It has authorized capitalization of 2,000,000,000 shares of common stock, par value $0.01 per share. The Board of Directors of the New Fund has the power to designate one or more classes and series of shares of common stock and to classify and reclassify any unissued shares with respect to each class and series.

           The New Shares have the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the corresponding Current Shares. The Current Shares and the corresponding New Shares are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

           Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole shareholder of the New Fund will be the Current Fund. The New Fund will have the same investment objective and policies as the Current Fund. If Proposal Two herein is approved, Lepercq will provide investment management services to the New Fund. The New Fund will have the same fiscal year as the Current Fund.

           Subsequent to the closing of the Reorganization, the Current Shares will be exchanged for an identical number of the New Shares. Thereafter, the New Shares will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the 1940 Act and the Securities Act of 1933.

              Effects of Shareholder Approval of the Reorganization

           An investment  company  registered under the 1940 Act is required to:
(1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) call a special meeting to elect directors within 60 days if, at any time, less than one half of the directors holding office have been elected by all shareholders; (3) submit any proposed investment management agreement relating to the investment company to the shareholders of that investment company for approval; and (4) submit any proposed Rule 12b-1 Distribution and Service Plan to the shareholders of that investment company for approval.

           The Current Board believes that it is in the best interest of the shareholders of the Current Fund (who will become the shareholders of the New
Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Current Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Fund would not have a Board of Directors, independent auditors, and an investment management agreement complying with the 1940 Act.

           The Current Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Current Fund to constitute the approval of the Plan contained in Exhibit E, and will also constitute, for the purposes of the 1940 Act: (1) ratification of the independent auditors for the Current Fund at the time of the Reorganization as the New Fund's independent auditors; (2) election of the directors of the Current Fund who are in office at the time of the Reorganization as the directors of the New Fund after the closing of the Reorganization (please see

819102.8
                                       13

Proposal 1); and (3) approval by the shareholders of the Current Fund of the investment management agreement between the Current Fund and Lepercq and the proposed Rule 12b-1 Plan, as approval by the shareholders of the New Fund of the management agreement between the New Fund and Lepercq and Rule 12b-1 Plan, which will be substantially identical to the agreement and plan that are in place between the Current Fund and Lepercq on the effective date of the Reorganization (please see Proposal 2).

           The New Fund will issue a single share of stock of the New Shares to the Current Fund, and, assuming approval of the Reorganization by shareholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

           The mailing address and telephone number of the principal executive office of the New Fund are 1675 Broadway, New York, New York 10019, and 1-888-FUND-WWW.

                   Federal Income Tax Consequences of the Plan

           It is anticipated that the transactions contemplated by the Plan will be tax-free for Federal income tax purposes. Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Current Fund and the merger of the Current Fund with and into the New Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for Federal income tax purposes to the Current Fund, the New Fund or shareholders of the Current Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the Current Fund immediately before the exchange. Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

            Distribution Plans and Shareholder Servicing Arrangements

           The New Fund will enter into shareholder servicing and distribution agreements which are substantially identical to the agreements which were herein submitted to be approved for the Current Fund for such services (please see Proposal Three). If Proposal Three herein is approved, the New Fund will also adopt a distribution plan under Rule 12b-1 of the 1940 Act, distribution agreement and shareholder servicing agreement relating to New Shares that is substantially identical to the same in place for the shares of the Current Fund.

                        Requests for Redemption of Shares

           Any request to redeem shares of the Current Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Current Fund. Any request to redeem shares of the Current Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the New Fund.

819102.8
                                       14

                         Expenses of the Reorganization

           Because the Reorganization will benefit solely the Current Fund and its shareholders, the Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the shareholders.

                         Comparison of Legal Structures

           A comparison of the New York statutory provisions governing New York corporations with the Maryland Code, as well as a comparison of relevant provisions of the governing documents of the Current Fund and the New Fund, is included in Exhibit F, which is entitled "Differences in Legal Structures."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                      VOTE FOR THE PROPOSED REORGANIZATION.


                              Shareholder Proposals

           Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals addressed to the Secretary of the Fund at 344 Van Buren, North Babylon, New York 11704. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

           The   financial   statements   included  in  the  Annual   Report  to
Shareholders of the Fund for the fiscal year ended December 31, 1998 are incorporated by reference in this proxy statement.




                                       By Order of the Board of Directors

                                       /s/ Francis J. Alexander
                                       ----------------------------------
                                       Francis J. Alexander, Secretary

                                       _________ ____, 1999



819102.8
                                       15

                                                                      Exhibit A


                      FORM OF INVESTMENT ADVISORY AGREEMENT

                             THE INTERNET FUND, INC.

                                  1675 Broadway
                            New York, New York 10019


                                                                  _______, 1999


Lepercq, de Neuflize & Co. Incorporated
1675 Broadway
New York, New York  10019

Gentlemen:

         We herewith confirm our agreement with you as follows:

          1. We propose to engage in the business of investing and reinvesting the assets of The Internet Fund, Inc. (the "Fund"), in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by the Fund's Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

          2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

          (b) Subject to the general control of the Fund's Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In furtherance of such and subject to applicable law and procedures adopted by the Fund's Board of Directors, you may
(i) pay commissions to brokers other than yourself which are higher than such that might be charged by another qualified broker to obtain brokerage and/or research services considered by you to be useful or desirable for your investment management of the Fund and/or other


817575.1
advisory accounts of yours and any investment  advisor  affiliated with you; and
(ii) consider the sales of shares of the Fund by brokers including your affiliates as a factor in your selection of brokers for portfolio transactions.

          (c) You will report to the Fund's Board of Directors at each meeting thereof all changes in the Fund since your prior report, and will also keep us in touch with important developments affecting the Fund and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in the Fund the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by the Fund's Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in our Registration Statement.

          (d) It is understood that you may from time to time employ, subcontract with or otherwise associate yourself with, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

          (e) You or your affiliates will also provide supervisory personnel who will be responsible for supervising and monitoring the performance of our Administrator in connection with its duties under our Administrative Services Agreement. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we have retained, at our expense, the Administrator to perform the operational components of the functions and services listed herein.

          (f) You or your affiliates will also furnish us such additional administrative supervision and such office facilities as you may believe appropriate subject to the requirements of any regulatory authority to which you may be subject. We will reimburse you for all of our operating costs incurred by you, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by us and all the expenses incurred to conduct our affairs. The amounts of such reimbursements shall from time-to-time be agreed upon between us.

          3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal, accounting and recordkeeping expenses; (i) costs of organizing and maintaining the Fund's existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or

                                       -2-
817575.1
employees who are not your officers or employees or those of the Administrator or their affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services, including charges and expenses of persons providing confirmations of transactions in the Fund's shares, periodic statements to shareholders and recordkeeping services, and costs of shareholders' reports, proxy solicitations, and corporate meetings; (l) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering the initial registration statement and of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts; (n) fees and expenses payable to the Adviser, Distributor, Administrator, custodian, transfer agent and dividend agent; and (o) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the 1940 Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses, including distribution expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

          4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

          5. (a) In consideration of the foregoing we will pay you an annual fee equal to 1.25% of the Fund's annual average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedules as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to the last sentence of paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee.

          (b) Pursuant to the Fund's Distribution and Service Plan and the Shareholder Servicing Agreement, you will also act as a shareholder servicing agent for the Fund pursuant to which the Fund is permitted to pay you a maximum of 0.25% per annum of the Fund's average daily net assets to compensate you for providing shareholder services and to permit you to compensate banks, broker-dealers, savings and loans and other financial institutions (the Adviser, with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. Further, pursuant to the Fund's Distribution and Service Plan and the Distribution Agreement, the Distributor will receive a distribution fee to compensate the Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of our shares. In

                                       -3-
817575.1
addition, you may use the advisory fee for distribution of our shares and for servicing purposes including defraying the costs of performing shareholder servicing functions on behalf of the Fund and to compensate others with whom you may have entered into a written agreement for performing shareholder servicing functions on behalf of the Fund. To the extent that you or your affiliates directly may make payments to other third parties who render shareholder support services or distribution assistance and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Fund's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Fund is required to pay you or any person under this Agreement or any agreement. Any payments made by you for such purposes are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization.

          6. This Agreement will become effective on _______, 1999 and shall continue in effect until _______, 2001 and thereafter for successive twelve-month periods (computed from each ______), provided that such continuation is specifically approved at least annually by the Fund's Board of Directors or by a majority vote of the holders of the Fund's outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of the Fund's Directors who are neither party to this Agreement nor, other than by their service as Directors of the Fund, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of the entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

          7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

          8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


                                       -4-
817575.1

          (b) The Fund understands that you and your affiliates and employees, as well as their agents privy to the transactions made in the Fund's account, may, subject to the Fund's and to your Code of Ethics, purchase and sell investments for either your or their own account, which investments may include the same investments that the Fund's account is purchasing or selling; provided, however, that no purchase or sale by you, or any of your affiliates, agents or employees, or any of their agents privy to the transactions made in the Fund's account, will be made in a manner which would result in any detriment to the Fund, and such persons shall always keep the interests of the Fund first in effecting any such transaction.

          If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                Very truly yours,


                                THE INTERNET FUND, INC.



                                By:
                                    ---------------------------------
                                      Name:
                                      Title:


ACCEPTED:

LEPERCQ, DE NEUFLIZE & CO. INCORPORATED

By:
     ----------------------------------
       Name:
       Title:

                                       -5-
817575.1

                                                                      Exhibit B


                             THE INTERNET FUND, INC.


          FORM OF DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1

                    UNDER THE INVESTMENT COMPANY ACT OF 1940


          This Distribution and Service Plan (the "Plan") is adopted by The Internet Funds Inc. (the "Fund") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

                                    The Plan

          1. The Fund and Lepercq, de Neuflize Securities Inc. (the "Distributor") will enter into a Distribution Agreement, in a form satisfactory to the Fund's Board of Directors, under which the Distributor acts as distributor of the Fund's shares. Pursuant to the Distribution Agreement, the Distributor, as agent of the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders for the purchase of the shares will not be binding on the Fund until accepted by the Fund as principal. The Fund and Lepercq, de Neuflize & Co. Incorporated (the "Advisor") will enter into a Shareholder Servicing Agreement, in a form satisfactory to the Fund's Board of Directors under which the Advisor will provide shareholder services and arrange for others to provide shareholder services with respect to the Fund's shares.

          2. (a) The Distribution Agreement provides that the Distributor will receive from the Fund an asset based sales charge ("Asset Based Sales Charge") to compensate the


820118.1

Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of the Fund's shares.

          (b) The Shareholder Servicing Agreement provides that the Advisor will receive from the Fund a service fee ("Service Fee") to compensate the Advisor for providing shareholder services and to permit the Advisor to compensate others for providing such shareholder services with respect to the Fund's shares.

          (c) In addition, the Investment Advisory Agreement for the Fund provides that the Advisor may make payments from time to time from its own resources, which may include the management fee received from the Fund, management or advisory fees received from other investment companies and past profits, for the following purposes:

          (i) to defray the costs of, and to compensate others, including organizations whose customers or clients are Fund shareholders ("Shareholder Servicing Agents"), for performing shareholder servicing and related administrative functions on behalf of the Fund;

          (ii) to compensate certain Shareholder Servicing Agents for providing assistance in distributing the Fund's shares;

          (iii) to pay the cost of printing and distributing the Fund's prospectus to prospective investors; and

          (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the shares.

                                       -2-
820118.1

In addition, under the Distribution Agreement, the Distributor may make payments from time to time from its Asset Based Sales Charge for the purposes enumerated in paragraphs (ii), (iii) and (iv) above. Under the Shareholder Servicing Agreement, the Advisor may make payments from time to time from its Service Fees for the purpose enumerated in (i) above. The Distribution Agreement will further provide that the Distributor in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Distribution Agreement, the Shareholder Servicing Agreement or the Investment Advisory Agreement in effect for that year.

          3. The Investment Advisory Agreement will also require the Advisor to reimburse the fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the shares are qualified for sale.

          4. The Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and (ii) the cost of preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

          5. Payments made by the Distributor to Shareholder Servicing Agents for performing shareholder servicing and related administrative functions or for the purpose of distributing the shares are subject to compliance by them with the terms of written agreements

                                       -3-
820118.1
in a form satisfactory to the Fund's Board of Directors to be entered into between the Distributor and the Shareholder Servicing Agent.

          6. The Fund and the Distributor will prepare and furnish to the Fund's Board of Directors, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor, pursuant to the Plan, and identifying the distribution activities for which such expenditures were made.

          7. The Plan will become effective immediately upon approval by (i) a majority of the outstanding voting securities of the Fund (as defined in the Act), and (ii) a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

          8. The Plan will remain in effect until ________, 2000, unless earlier terminated in accordance with its terms, and thereafter may continue in effect for successive annual periods if approved each year in the manner described in clause (ii) of paragraph 7 hereof.

          9. The Plan may be amended at any time with the approval of the Board of Directors of the Fund, provided that (i) any material amendments of the terms of the Plan will be effective only upon approval as provided in clause (ii) of paragraph 7 hereof, and (ii) any amendment which increases materially the amount which may be spent by the Fund pursuant to

                                       -4-
820118.1
the Plan will be effective only upon the additional approval as provided in clause (i) of paragraph 7 hereof.

          10. The Plan may be terminated without penalty at any time (i) by a vote of the majority of the entire Board of Directors of the Fund, (ii) by a vote of a majority of the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or (iii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act).


                                       -5-
820118.1

                                                                      Exhibit C


                     FORM OF SHAREHOLDER SERVICING AGREEMENT

                      THE INTERNET FUND, INC. (the "Fund")


Lepercq, de Neuflize & Co. Incorporated
1675 Broadway
New York, New York  10019

Gentlemen:

         We herewith confirm our agreement with you as follows:

         1. We hereby employ you, pursuant to the Distribution and Service Plan adopted by us in accordance with Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "Act"), to provide the services listed below:

         (a) You will perform, or arrange for others including organizations whose customers or clients are shareholders of our corporation (the "Shareholder Servicing Agents") to perform, all shareholder servicing functions and maintenance of shareholder accounts not performed by us or by our Transfer Agent ("Shareholder Services"). You may make payments from time to time from any Shareholder Servicing Fees (as defined below) received under this Agreement, to defray the costs of, and to compensate others, including Shareholder Servicing Agents with whom our distributor has entered into written agreements, for performing Shareholder Services.

         (b) In consideration of your performance of the Shareholder Services, we will pay you a service fee, as defined by Article III, Section 26(b)(9) of the Rules of Fair Practice, as amended, of the National Association of Securities Dealers, Inc., at the annual rate of one quarter of one percent (0.25%) of the Fund's average daily net assets (the "Shareholder Servicing Fee"). Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

         (c) You will in your sole discretion determine the amount of any payments made by you pursuant to this Agreement, and you may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount which we are required to pay to you under either this Agreement or any management agreement or distribution agreement between you and us, or otherwise.

         2. You will be responsible for the payment of all expenses incurred by you in rendering the foregoing services, except that we will pay (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by you and the Shareholder

                                       -1-
820169.1

Servicing Agents in rendering such services, and (ii) the cost of typesetting, printing and delivering our prospectus to existing shareholders of the Portfolio and of preparing and printing subscription application forms for shareholder accounts. Our obligation to be responsible for the expenses enumerated in this paragraph 2 is limited to an amount equal to .05% per annum of the Portfolio's average daily net assets.

         3. Payments to Shareholder Servicing Agents to compensate them for distributing our shares and/or providing shareholder servicing and related administrative functions are subject to compliance by them with the terms of written agreements satisfactory to our Board of Directors to be entered into between our distributor and the Shareholder Servicing Agents.

         4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

         5. This Agreement will become effective on the date hereof and will remain in effect until __________, 2000 and thereafter for successive twelve-month periods (computed from each _____________), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, and by a vote of a majority of our Directors who are not interested persons (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities, as defined in the Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.

         6. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you, and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission thereunder.

         7. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote

                                       -2-
820169.1
time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.


                                      Very truly yours,

                                      THE INTERNET FUND, INC.



                                      By: _________________________
                                          Name:
                                          Title:



ACCEPTED:

LEPERCQ, DE NEUFLIZE & CO. INCORPORATED


By:        _________________________
           Name:
           Title:


                                       -3-
820169.1

                                                                     Exhibit D


                         FORM OF DISTRIBUTION AGREEMENT

                             THE INTERNET FUND, INC.
                                  (the "Fund")

                               New York, New York

                                                                   _____, 1999

Lepercq, de Neuflize Securities Inc.
1675 Broadway
New York, New York  10019

Ladies and Gentlemen:

         1. In consideration of the agreements on your part herein contained and of the payment by us to you of the fees set forth herein ("Asset Based Sales Charge"), determined in accordance with paragraph 11 herein and on the terms and conditions set forth herein, we have agreed that you shall be, for the period of this agreement, a distributor, as our agent, for the unsold portion of such number of shares of the Fund, $.001 par value per share, as may be effectively registered from time to time under the Securities Act of 1933, as amended (the "1933 Act"). This agreement is being entered into pursuant to the Distribution and Service Plan (the "Plan") adopted by us in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

         2. We hereby agree that you will act as our agent, and hereby appoint you our agent, to offer, and to solicit offers to subscribe to, the unsold balance of shares of the Fund as shall then be effectively registered under the Act. All subscriptions for the Fund's shares obtained by you shall be directed to us for acceptance and shall not be binding on us until accepted by us. You shall have no authority to make binding subscriptions on our behalf. We reserve the right to sell shares of the Fund through other distributors or directly to investors through subscriptions received by us at our principal office in New York, New York. The right given to you under this agreement shall not apply to shares of our common stock issued in connection with (a) the merger or consolidation of any other investment company with us, (b) our acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company, or (c) the reinvestment in the Fund's shares by our stockholders of dividends or other distributions or any other offering by us of securities to our stockholders.

         3. You will use your best efforts to obtain subscriptions to shares of the Fund upon the terms and conditions contained herein and in our Prospectus, as in effect from time to time. You will send to us promptly all subscriptions placed with you. We shall furnish you from time to time, for use in connection with the offering of shares of the Fund,

820187.1
                                       -1-
such other information with respect to us and such shares as you may reasonably request. We shall supply you with such copies of our Registration Statement and Prospectus, as in effect from time to time, as you may request. Except as we may authorize in writing, you are not authorized to give any information or to make any representation that is not contained in the Registration Statement or Prospectus, as then in effect. You may use employees, agents and other persons, at your cost and expense, to assist you in carrying out your obligations hereunder, but no such employee, agent or other person shall be deemed to be our agent or have any rights under this agreement. You may sell the Fund's shares to or through qualified brokers, dealers and financial institutions under selling and servicing agreements provided that no dealer, financial institution or other person shall be appointed or authorized to act as our agent without our written consent. You will arrange for organizations whose customers or clients are shareholders of our corporation ("Shareholder Servicing Agents") to enter into agreements with you for providing assistance in distributing the Fund's shares.

         4. You may make payments from time to time from your own resources, which may include the Asset Based Sales Charge and past profits, for the following purposes:

          (a) to compensate certain Shareholder Servicing Agents for providing assistance in distributing the Fund's shares;

          (b) to pay the cost of printing and distributing the Fund's prospectus to prospective investors; and

          (c) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares.

You in your sole discretion, will determine the amount of such payments, provided that such payments will not increase the amount which we are required to pay to you for any fiscal year under this agreement. Such payments will be made only pursuant to written agreements approved in form and substance by our Board of Directors to be entered into by you and the Shareholder Servicing Agents. It is recognized that we shall have no obligation or liability to you or any Shareholder Servicing Agents for any such payments under the agreements with Shareholder Servicing Agents. Our obligation is solely to make payments to you under this agreement. All sales of our shares effected through you will be made in compliance with all applicable federal securities laws and regulations and the Constitution, rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

         5. We reserve the right to suspend the offering of shares of the Fund at any time, in the absolute discretion of our Board of Directors, and upon notice of such suspension you shall cease to offer such shares hereunder.

820187.1
                                       -2-

         6. Both of us will cooperate with each other in taking such action as may be necessary to qualify the Fund's shares for sale under the securities laws of such states as we may designate, provided, that you shall not be required to register as a broker-dealer or file a consent to service of process in any such state where you are not now so registered. Pursuant to the Investment Advisory Agreement in effect between us and our advisor, we will pay all fees and expenses of registering the Fund's shares under the Act and of qualification of such shares, and to the extent necessary, our qualification under applicable state securities laws. You will pay all expenses relating to your broker-dealer qualification.

         7. We represent to you that our Registration Statement and Prospectus have been carefully prepared to date in conformity with the requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. We represent and warrant to you, as of the date hereof, that our Registration Statement and Prospectus contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein are or will be true and correct at the time indicated or the effective date as the case may be; and that neither our Registration Statement nor our Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of shares of our common stock. We will from time to time file such amendment or amendments to our Registration Statement and Prospectus as, in the light of future development, shall in the opinion of our counsel, be necessary in order to have our Registration Statement and Prospectus at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of shares of our common stock. If we shall not file such amendment or amendments within fifteen days after our receipt of a written request from you to do so, you may, at your option, terminate this agreement immediately. We will not file any amendment to our Registration Statement or Prospectus without giving you reasonable notice thereof in advance; provided, however, that nothing in this agreement shall in any way limit our right to file such amendments to our Registration Statement or Prospectus, of whatever character, as we may deem advisable, such right being in all respects absolute and unconditional. We represent and warrant to you that any amendment to our Registration Statement or Prospectus hereafter filed by us will be carefully prepared in conformity within the requirements of the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder and will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder; that all statements of fact contained therein will, when the same shall become effective, be true and correct; and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of our Class B shares.


820187.1
                                       -3-

         8. We agree to indemnify, defend and hold you, and any person who controls you within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you or any such controlling person may incur, under the 1933 Act or the 1940 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time or arising out of or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this agreement. Our agreement to indemnify you and any such controlling person is expressly conditioned upon our being notified of any action brought against you or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought other than on account of our indemnity agreement contained in this paragraph 8. We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you, in good faith, do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 8 and our representations and warranties in this agreement shall remain in full force and affect regardless of any investigation made by or on behalf of you or any controlling person and shall survive the sale of any Class B shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of any of your controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any Class B shares of our common stock.

         9. You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors,

820187.1
                                       -4-
or any such controlling person may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by us, our officers or directors or such controlling person shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you to us for use in our Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person other than on account of your indemnity agreement contained in this paragraph 9.

         10. We agree to advise you immediately:

         (a) of any request by the SEC for amendments to our Registration Statement or Prospectus or for additional information,

         (b) of the issuance by the SEC of any stop order suspending the effectiveness of our Registration Statement or Prospectus or the initiation of any proceedings for that purpose,

         (c) of the happening of any material event which makes untrue any statement made in our Registration Statement or Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

         (d) of all action of the SEC with respect to any amendments to our Registration Statement or Prospectus.


         11. In addition, we will compensate you for distribution assistance with respect to sales of the Fund's shares with an Asset Based Sales Charge equal to .10% per annum of the Fund's average daily net assets. Your fee above will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during

820187.1
                                       -5-
that month or any such other schedule as you shall request of us in writing. you may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.


         12. This agreement will become effective on the date hereof and will remain in effect until ____________, 2000 and thereafter for successive twelve-month periods (computed from each _________), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this agreement. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, or by a vote of a majority of our Directors who are not interested persons (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities (with each Class of the Fund voting separately), as defined in the 1940 Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.

         13. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the SEC thereunder.

         14. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your directors, officers or employees, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.


820187.1
                                       -6-

      If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                 Very truly yours,

                                 THE INTERNET FUND, INC.


                                 By: ________________________

Accepted:


LEPERCQ, DE NEUFLIZE SECURITIES INC.


By: ________________________

820187.1
                                       -7-

                                                                     Exhibit E


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization ("Agreement") is made as of the ___ of __________, 1999 by and between THE INTERNET FUND, INC., a Maryland corporation ("New Fund") and THE INTERNET FUND, INC., a New York corporation ("Current Fund") (the New Fund and the Current Fund are hereinafter collectively referred to as the "parties").

         In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.       PLAN OF REORGANIZATION.

         a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Current Fund will merge (the "Reorganization") with and into the New Fund, with the New Fund continuing as the surviving corporation in the Reorganization. In the Reorganization, each share of the Current Fund, $.001 par value per share (the "Current Shares"), shall cease to be outstanding and shall be converted into and exchanged for one share of the New Fund, $.01 par value per share (the "New Shares"), and each share of the New Fund outstanding immediately prior to the Effective Date (as hereinafter defined) shall remain issued and outstanding from and after the Effective Date of the Reorganization, and as of the Effective Date of the Reorganization shall constitute the only outstanding shares of capital stock of the New Fund. In consideration thereof, the New Fund agrees at the closing of the transactions contemplated by the Reorganization (the "Closing") (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Current Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing and transfer taxes, if any, the obligations and liabilities allocated to the Current Fund to become the obligations and liabilities of the New Fund, and
(2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional New Shares, equal in number to the number of full and fractional
Current Shares outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         b. In order to effect such delivery, the New Fund will establish an open account for each shareholder of the Current Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional New Shares of the New Fund equal to the number of full and fractional Current Shares such shareholder holds in the Current Fund at 5:00 p.m., New York time on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the New Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of the New Fund shall be deemed to be the same as the net asset value per share of beneficial interest of the Current Shares of the Current Fund at 5:00 p.m., New York time on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing Current Shares of the Current Fund will represent the same number of shares of New Shares of the New Fund. Each shareholder of the Current Fund will have the right to exchange his (her) share certificates for share certificates of the New Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with

820463.2
the crediting of New Shares of the New Fund to the shareholders of record of the Current Fund, the Current Shares of the Current Fund held by such shareholder shall be canceled.

2.       CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

         The Reorganization shall become effective on the date and at the time the Articles of Merger reflecting the Reorganization shall become effective with the State Department of Assessments and Taxation of the State of Maryland ("Effective Date of the Reorganization"). The Closing shall take place on the date that the Effective Time occurs, or at such later date as the parties may mutually agree. The Articles of Merger shall be filed no later than three business days immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Current Fund at which this Agreement will be considered.

3.       CONDITIONS PRECEDENT.

         The obligations of the Current Fund and the New Fund to effectuate the Reorganization hereunder shall be subject to the consummation of the transactions contemplated by that certain Asset Purchase Agreement, dated as of March 12, 1999, by and among Lepercq, de Neuflize & Co. Incorporated, Kinetics Asset Management, Inc. and the shareholders of Kinetics Asset Management, Inc.

4.       TERMINATION.

         The Board of Directors of the Current Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Current Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

5.       ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6.       FURTHER ASSURANCES.

         The Current Fund and the New Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7.       COUNTERPARTS.

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


820463.2
                                        2

8.       GOVERNING LAW.

         This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the New Fund and the Current Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President and attested by its Secretary, all as of the day and year first above written.

                                             THE INTERNET FUND, INC.
Attest:                                      (a New York corporation)


By:____________________________              By:______________________________
   Francis J. Alexander                         President
   Secretary


                                             THE INTERNET FUND, INC.
Attest:                                      (a Maryland corporation)


By:____________________________              By:______________________________
   Francis J. Alexander                         President
   Secretary

820463.2

                                                                      Exhibit F


                  DIFFERENCES BETWEEN THE LEGAL STRUCTURE OF A
                 MARYLAND CORPORATION AND A NEW YORK CORPORATION

         Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Four.

         The Internet Fund, Inc. is organized as a New York corporation and may be referred to herein as the "Current Fund." This discussion provides a summary of the material differences between the legal structure of an investment company organized as a Maryland corporation and subject to the Maryland Code (the "New Fund"), and an investment company organized as a New York corporation under the New York Business Corporation Law (the "Business Corporation Law"). The different legal structures are considered by contrasting the provisions of the Certificate of Incorporation (the "Current Fund Charter") and Bylaws of the Current Fund with the Certificate of Incorporation (the "New Fund Charter") and Bylaws of the New Fund, as well as the respective laws applicable to such entities.

         The following is a discussion of certain differences between the Current Fund Charter, the New Fund Charter, the respective Bylaws of each of the Current Fund and the New Fund and the Maryland Code, and the Business Corporation Law. This discussion is not intended to be complete and is qualified in its entirety by reference to the provisions of the Current Fund Charter and the New Fund Charter and respective Bylaws of the Current Fund and the New Fund, the Maryland Code and the Business Corporation Law.

         GOVERNING DOCUMENTS. In order to form a Maryland corporation, one or more adult individuals must sign and acknowledge articles of incorporation which contain statutorily required provisions and file them for record with the State Department of Assessments and Taxation of Maryland. The shareholders of a Maryland corporation are subject to the Maryland Code, the charter (as defined in the Maryland Code, "Charter") of the corporation and its bylaws. The business and affairs of a Maryland corporation are managed under the direction of a Board of Directors.

         In order to form a New York corporation, one or more natural persons of the age of eighteen years or over must sign, acknowledge and deliver a certificate of incorporation to the New York Department of State. The shareholders of a New York corporation are subject to the Business Corporation Law, the Certificate of Incorporation of the corporation and its bylaws. The business and affairs of a New York corporation are managed under the direction of its Board of Directors, each of whom shall be at least eighteen years of age.

         SHAREHOLDER VOTING RIGHTS AND MEETINGS. Shareholders of both a Maryland corporation and a New York corporation are subject to the voting requirements contained in the 1940 Act for electing and removing trustees/directors, selecting auditors and approving investment advisory agreements and plans of distribution.

         The New Fund Charter, consistent with the Maryland Code, provides that the holder of each share of stock of the New Fund is entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class. The New Fund Charter goes on to state that, on any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of series or class, shall be voted in the aggregate and not

819180.3
by series or class except when (1) otherwise expressly required by the Maryland Code; (2) required by the 1940 Act, then shares shall be voted by individual series or class; and (3) the matter does not affect any interest of the particular series or class, then only shareholders of the affected series or class shall be entitled to vote thereon, unless otherwise expressly provided in the corporation's Charter.

         With respect to voting by series or class, the Current Fund Charter is silent and defers to the Business Corporation Law which is similar to the New Fund Charter. The Maryland Code and the New Fund Charter provide that single class voting will apply unless the 1940 Act or the Maryland Code provide otherwise. Pursuant to the New Fund Charter, as a general matter, the holders of the common shares and preferred shares have equal voting rights with one vote per share and will vote together as a single class. No fractional preferred shares may be issued or voted. Under the New Fund Charter there are circumstances under which the holders of the common shares and preferred shares vote separately; where a separate vote is required by the 1940 Act or by the Maryland Code, the Current Fund Charter does not address classes of shares or voting, and thus defaults to the Business Corporation Law.

         MATTERS REQUIRING SHAREHOLDER APPROVAL. Under the Maryland Code and the New Fund Charter, shareholder approval by a two-thirds majority of all votes entitled to be cast on the matter is required to approve: (1) amendments of the Charter except as described below; (2) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all of the assets of the corporation; (3) a distribution in partial liquidation; or (4) a voluntary dissolution.

         Shareholders of the New Fund are also entitled to vote on (1) amendments of the Charter except as described below; (2) election or removal of directors; (3) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; (4) a voluntary dissolution; (5) a conversion of the corporation from a closed-end investment company to an open-end investment company; (6) any matter to the same extent as the shareholders of a Maryland corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the corporation or the shareholders; or (7) such additional matters as may be required or authorized by law, the 1940 Act, the Charter, the bylaws or any registration with a securities regulatory authority, as the directors may consider necessary or desirable. The vote required to approve such matters under the New Fund Charter is the same as that required under the Current Fund Charter.

         Under both the Maryland Code and the Business Corporation Law, there are specific provisions with respect to amendments of the Charter and the certificate of incorporation. Under the Business Corporation Law, amendment of the certificate of incorporation may be authorized by a vote of the board of directors, followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders, provided, however, that whenever the Certificate of Incorporation shall require action by the board of directors, by the holders of any class or series of shares or by the holders of any other securities having voting power, the vote of a greater number or proportion than is required by the Business Corporation Law, the provision of the Certificate of Incorporation requiring such greater vote shall not be altered, amended, or repealed except by such greater vote. The Maryland Code provides that if there is any stock outstanding or subscribed for entitled to be voted on a Charter amendment the proposed amendment shall be approved by the

819180.3
                                       -2-
shareholders of the corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

         In the case of the Current Fund, because it was already in existence on February 22, 1998 and the Current Fund Charter did not expressly allow for a vote of a majority of all shares entitled to vote to be sufficient, certain fundamental corporate actions including: (1) a plan of merger or consolidation; or (2) a sale, lease, exchange or other disposition of all or substantially all the assets of a corporation, if not made in the usual or regular course of the business actually conducted by such corporation, require approval of two-thirds of the votes of all outstanding shares entitled to vote thereon.

         The New Fund Charter does not exclusively rely on the application of default rules as provided by the Maryland Code. In addition, the provisions relating to shareholder meetings, the qualification, term and number of directors and the powers of directors, the removal of directors and the power of directors to fill director vacancies, which are in the Bylaws, may be amended by a majority of the entire board of directors. Finally, the New Fund Charter and Bylaws have no provisions relating to the requirements applicable to removed directors, the continuation of the corporation despite loss of one or all the directors, and the nature of the ownership of assets of the corporation by the directors or shareholders because such provisions are not relevant or necessary under the Maryland Code.

         The Current Fund Charter may be amended by director action only in order to (1) specify or change the location of the corporation's office; (2) to specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him; (3) to make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

         The New Fund Charter does not include a corresponding provision for amendments of the Charter. Under the Maryland Code, the board of directors of the New Fund (an open-end investment company) may amend the New Fund Charter to change the name of the New Fund or the name or other designation of any classes or series of shares without approval of the shareholders. The Business Corporation Law requires shareholder approval to change the names of the New Fund or the name or other designation of any classes or series of shares.

         REMOVAL OF DIRECTORS. Unless the Charter provides otherwise, the Maryland Code requires a plurality of all the votes cast at a meeting at which a quorum is present for the election of directors. Unless the Charter provides otherwise, the Maryland Code provides that the shareholders may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. Unless the Charter of the corporation provides otherwise: (1) if the shareholders of any class or series are entitled separately to elect one or more directors, a director elected by a class or series may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series; (2) if the corporation has cumulative voting for the election of directors and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there is more than one class of directors, at an election of the class of directors of which he is a member; (3) if the directors have been divided into classes, a director may not be removed without cause.

819180.3
                                       -3-

         The Business Corporation Law provides that any or all of the directors may be removed for cause by vote of the shareholders. The certificate of incorporation or the bylaws may provide for such removal without cause by vote of the shareholders or by action of the board. However, such removal is subject to the following mandatory restrictions: (1) in the case of a corporation having cumulative voting, no director may be removed when the votes cast against his removal would be sufficient to elect him if voted cumulatively at an election at which the same total number of votes were cast and the entire board, or the entire class of directors of which he is a member, where then being elected; and
(2) when, by the provisions of the certificate of incorporation, the holders of the shares of any class or series, or holders of bonds voting as a class are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series, or the holders of such bonds, voting as a class.

         QUORUM REQUIREMENTS. The Maryland Code, the Business Corporation Law and the Bylaws of the New Fund provide that the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum, except as provided otherwise by the relevant Charter or the 1940 Act. When a quorum is present, a majority of the shares entitled to vote held by shareholders present in person or by proxy shall decide any matter unless a different vote is required under the relevant law, the 1940 Act or the relevant Charter. The Bylaws of the New Fund provide that a plurality of all votes cast at a meeting where a quorum is present shall be sufficient for the election of a director.

         SHAREHOLDERS' MEETINGS. Under the Maryland Code, annual shareholders' meetings of a registered investment company are not required if the Charter or bylaws of the company so provide; however, an annual meeting is required to be held when the 1940 Act requires the election of directors to be acted upon by shareholders. The Bylaws of the New Fund are consistent with the Maryland Code. The Business Corporation Law requires an annual shareholders' meeting for the election of directors and the transaction of other business.

         With respect to special meetings of shareholders, the Bylaws of the New Fund, pursuant to the Maryland Code, provide that special meetings may be called by the chairman, president or a majority of the members of the board of directors and shall be called by the secretary upon the written request of the holders of at least 25% of all shares issued and outstanding and entitled to vote at the meeting. The special meeting requirements for the Current Fund are the same as those described above for the New Fund.

         ACTION WITHOUT A SHAREHOLDERS' MEETING. Under both the Maryland Code and the Business Corporation Law, any action required to be approved at a meeting of the shareholders may also be approved by the unanimous written consent of the shareholders entitled to vote at such meeting.


         RECORD DATE. Both the Maryland Code and the Business Corporation Law require that the record date for determining which shareholders are entitled to notice of a meeting, to vote at a meeting, or to certain other rights, such as the record date for the payment of dividends, may not be more than 90 days and not less than 10 days before the date on which the meeting or other action requiring determination will be taken.

819180.3
                                       -4-

         NOTICE OF MEETINGS. Both the Maryland Code and the Business Corporation Law require that notice of each shareholders' meeting be given to each shareholder entitled to vote at the meeting and such notice must be given no more than 90 days and not less than 10 days before a meeting. The Bylaws of the New Fund are consistent with this provision.

         SHAREHOLDER RIGHTS TO INSPECTION. The Maryland Code provides that during usual business hours a shareholder may inspect and copy the following corporate documents: bylaws; minutes of shareholders' meetings; annual statements of affairs; and voting trust agreements. Moreover, one or more persons who together are, and for at least six months have been, shareholders of record of at least five percent of the outstanding stock of any class are entitled to inspect and copy the corporation's books of account and stock ledger and to review a statement of affairs and a list of shareholders.

         The Business Corporation Law provides that any shareholder may inspect the minutes of the shareholders and a record of shareholders. Upon the written request of any shareholder, the corporation must provide an annual balance sheet and profit and loss statement.

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Maryland Code allows the payment of a dividend or other distribution unless, after giving effect to the dividend or other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the corporation's total liabilities plus (unless the corporation's Charter provides otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights under dissolution of shareholders whose preferential rights upon dissolution are superior to those receiving the distribution.

         The Business Corporation Law allows the payment of a dividend or other distribution unless, after giving effect to the dividend or other distribution,
(1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the corporation's total liabilities.

         SHAREHOLDER/BENEFICIAL OWNER LIABILITY. As a general matter, the shareholders of both New York and Maryland corporations are not liable for the obligations of the corporation. Under the Maryland Code, a shareholder of a Maryland corporation may, however, be liable in an amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's Charter or the Maryland Code.

         DIRECTOR/TRUSTEE LIABILITY. The standard of conduct for directors of a Maryland corporation is governed by the Maryland Code. A director of a Maryland corporation is required to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will be protected from liability by reason of having been a director. Under the Maryland Code, if it is established that a director did not perform his or her duties as required by the Maryland Code, the director who votes or assents to a distribution made in violation of the Maryland Code or the Charter may be personally liable to the corporation for the amount of the distribution that exceeds what could have been made pursuant to the Maryland Code or the Charter.

819180.3
                                       -5-

         Consistent with the provisions of the 1940 Act, nothing in the New Fund Charter protects the directors or trustees against any liability to which the director or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         INDEMNIFICATION. There is no provision in either the Maryland Code or the Business Corporation Law relating to indemnification of shareholders. Neither the New Fund Charter nor the Bylaws of the New Fund contain provisions relating to indemnification of shareholders. Generally, shareholders of Maryland and New York corporations are not liable for the obligations of the corporation.

         Both the Maryland Code and the Business Corporation Law permit indemnification of directors and officers. Under the Maryland Code, this right may be limited by the Charter or bylaws. The New Fund Charter requires indemnification of officers and directors to the fullest extent permitted by Maryland Law and the 1940 Act.

         Under the Maryland Code and the Business Corporation Law, indemnification is not permitted if it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director received an improper personal benefit in money, property, or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Maryland Code and the Business Corporation Law, unless the Charter provides otherwise, indemnification against reasonable expenses incurred by a director is required for a director who is successful, on the merits or otherwise, in the defense of a proceeding to which he is made a party by reason of his service in such capacity.

         The New Fund Charter provides that the New Fund shall not indemnify any officer or director for any liability arising from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office.



819180.3
                                       -6-